UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2023

CFSB BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

United States of America 001-41220 87-4396534

(State or Other Jurisdiction (Commission File No.) (I.R.S. Employer
of Incorporation) Identification No.)

15 Beach Street, Quincy, MA 02170

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 471-0750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	CFSB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

CFSB Bancorp, Inc. (the “Company”) was notified on October 16, 2023 that, as a result of changing the plan administration of the Colonial Federal Savings Bank 401(k) Plan (the “401(k) Plan”) from Pentegra to Empower, there will be a blackout period beginning at 4:00 p.m. on Wednesday, November 15, 2023, and ending the week of December 18, 2023, during which participants in the 401(k) Plan will be temporarily unable to: check their account balances; transfer or diversify investments (including investments held within a self-directed brokerage account, if applicable) in a participant’s 401(k) Plan; or obtain a withdrawal or distribution.

As a result of the foregoing, on October 27, 2023, the Company sent a Blackout Notice Concerning Limitations on Trading in CFSB Bancorp, Inc. (“Notice”) to its directors and executive officers informing them that a blackout period with respect to directors and executive officers is expected to be in effect beginning at 4:00 p.m. on Wednesday, November 15, 2023, and ending the week of December 18, 2023.

The Notice was provided to the Company’s directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR. A copy of the Notice is attached as Exhibit 99.1 to this current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number Description

99.1 Blackout Notice Concerning Limitations on Trading in CFSB Bancorp, Inc. to Executive Officers and Directors of CFSB Bancorp, Inc.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CFSB BANCORP, INC.

Date: October 30, 2023	By:	/s/ Susan Shea
Susan Shea
Treasurer & Chief Operating Officer